UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            May 25, 2005
                                                 -------------------------------

                         Juniata Valley Financial Corp.
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                      2-81699                  23-2235254
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  (State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

      Bridge and Main Streets, Mifflintown, Pennsylvania            17059
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code         (717) 436-8211
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

Juniata Valley Financial Corp. issued the press release attached as Exhibit 99.1 on May 25, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)  The company's May 25, 2005 press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 25, 2005

                                           JUNIATA VALLEY FINANCIAL CORP.


                                           By: /s/
                                                  ------------------------------
                                           Name:  Francis J. Evanitsky
                                           Title: President and CEO


                                  EXHIBIT INDEX

99.1    May 25, 2005 Press Release